Exhibit 10.5

AMENDMENT TO SECOND AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS AMENDMENT TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of January 23, 2017 and is entered into by and among Sterling Midco Holdings, Inc., a Delaware corporation (the “Borrower”) and KeyBank National Association as the administrative agent (in such capacity, the “Administrative Agent”), and is made with reference to that certain FIRST LIEN CREDIT AGREEMENT dated as of June 19, 2015 (as amended by the First Amendment to First Lien Credit Agreement, dated as of January 27, 2016, as amended by the Second Amendment to First Lien Credit Agreement, dated as of July 27, 2016 (the “Second Amendment”) and as further modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time prior to the date hereof, the “First Lien Credit Agreement”) by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, the Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Lien Credit Agreement. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

RECITALS

WHEREAS, pursuant to the Second Amendment, the Lenders have extended credit to the Borrower and the parties thereto made certain agreements;

WHEREAS, pursuant to Section 10.01 of the First Lien Credit Agreement, the Borrower has requested an amendment to Section VI (Borrower Agreement) of the Second Amendment to correct an error; and

WHEREAS, by signing this Amendment, the Borrower and the Administrative Agent, have consented to the amendment to the Second Amendment described in Section 1 below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENT TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

Section VI (Borrower Agreement) of the Second Amendment is hereby amended and restated in its entirety as set forth below and the language highlighted below is added to correct an error:

“Notwithstanding anything herein or in the First Lien Credit Agreement to the contrary, the Borrower hereby agrees that, after the Second Amendment Effective Date (and after giving effect to Second Amendment Transactions), in the event that, on or prior to the six-month anniversary of the Second Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Term Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term Loans amended or otherwise modified pursuant to such amendment. If, on or prior to the six-month anniversary of the Second Amendment Effective Date, any Term Lender that is a Non-Consenting Lender and is replaced or terminated pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Second Amendment resulting in a Repricing Transaction, such Term Lender (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

SECTION II. CONDITION TO EFFECTIVENESS

This Amendment shall be effective upon receipt by the Administrative Agent of counterparts to this Agreement duly executed by the Borrower and the Administrative Agent.

SECTION III. MISCELLANEOUS

3.1 Effect on the First Lien Credit Agreement. (x) Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document and (y) this Agreement shall be deemed to be a “Loan Document” as defined in the First Lien Credit Agreement

3.2 Reference to and Effect on the Second Amendment and the Other Loan Documents.

(a) On and after the Second Amendment Effective Date, each reference in the Second Amendment to “this Second Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Second Amendment, and each reference in the other Loan Documents to the “Second Amendment”, “thereunder”, “thereof” or words of like import referring to the Second Amendment shall mean and be a reference to the Second Amendment as amended by this Amendment.

(b) Except as specifically amended by this Amendment, the Second Amendment and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.3 Incorporation. The provisions of Section 10.11, 10.15 and 10.16 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STERLING MIDCO HOLDINGS, INC., as Borrower

By:	/s/ Daniel O’Brien
Name:	Daniel O’Brien
Title:	Chief Financial Officer

[Signature Page to Amendment to Second Amendment to First Lien Credit Agreement]

KEYBANK NATIONAL ASSOCIATION , as Administrative Agent

By:	/s/ Jonathan Volosin
Name: Jonathan Volosin
Title: VP

[Signature Page to Amendment to Second Amendment to First Lien Credit Agreement]